SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     August 31, 2000

                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


Nevada                             000-28155                          88-0367024
--------------------          ---------------------            -----------------
(State or other jurisdiction  (Commission File Number)             (IRS Employer
 of incorporation)                                           Identification No.)


100 Volvo Parkway, Suite 200, Chesapeake, Virginia                         23320
----------------------------------------------------                   ---------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (757) 548-4242

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                            Name of each exchange
                                               on which registered
         None
---------------------------------              -------------------------------

Copies of Communications Sent to:

                                     Mintmire & Associates
                                     265 Sunrise Avenue, Suite 204
                                     Palm Beach, FL 33480
                                     Tel: (561) 832-5696
                                     Fax: (561) 659-5371

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2000 M.G. Robertson, the Company's Chairman of the Board, invested an additional $435,000 in the form of a convertible debenture bearing interest at 10%, maturing on September 1, 2005, and secured by the assets of the Company.

The above Debenture will fully mature on September 1, 2005 and the Company has the right at its election to pay the interest accumulated thereon in cash or in shares of its common stock, each share to be valued at twenty-five cents ($0.25). The Company has also reserved the right to prepay this debenture at any time prior to maturity. In addition, at the election of the holder, of the Debenture may be converted in whole or in part into the common stock of the Company at twenty-five cents ($0.25) per share, subject to adjustments provided therein.

EXHIBIT

Exhibit  A -  Convertible  Debenture  executed  August  31,  2000  and  maturing
              September 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Natural Solutions Corporation (Registrant)

Date: September 8, 2000            By: /s/ Michael D. Klansek
                                   -----------------------------------------
                                   Michael D. Klansek
                                   Treasurer and Chief Financial Officer

Exhibit A



THIS DEBENTURE HAS BEEN ISSUED PURSUANT TO A CLAIMED EXEMPTION FROM THE REGISTERED AND QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOTE BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH PROVISIONS OR EXEMPTIONS THEREFROM.

                         -------------------------------

                         NATURAL SOLUTIONS CORPORATION.
                   Convertible Debenture due September 1, 2005

                         -------------------------------

US $435,000
                                                                 August 31, 2000

                  NATURAL SOLUTIONS CORPORATION (the "Company"), a corporation duly organized and existing under the laws of the State of Nevada, for value received, promises to pay to

                                 M.G. Robertson
                        SHB-301, 977 Centerville Turnpike
                         Virginia Beach, Virginia 23463

or assigns, the principal amount reflected on page 10 hereof, up to the sum of Four Hundred Thirty-Five Thousand Dollars ($435,000) on September 1, 2005, with interest at ten percent (10%) per annum.

1.   Payment.

     (a) Interest due shall be paid by the Company semiannually in arrears, commencing January 1, 2001. The Company may at its election pay such interest in cash or in shares of its common stock, each share to be valued at $0.25.

     (b) The principal amount hereof and all interest not theretofore paid shall be due and payable September 1, 2005. The Company reserves the right to prepay this debenture, provided that, in the event of any prepayment, the debenture-holder will have 30 days from receipt of notice of the Company's intent to prepay to exercise the conversion rights set forth herein.

     (c) Payment hereof shall be made to the registered holder at the principal office of the Company in the United States, except that, with respect to any interest payable before maturity, payment shall be by mail addressed to the registered owner hereof at the address of which she shall have last advised the Company in writing.

2. Security. This debenture is secured by a lien on all the assets of the Company, as evidenced by a Security Agreement dated as of June 1, 2000.

3.   Conversion.

     (a) This debenture may be converted, in whole or in part at the election of the holder, into common stock of the Company, at or prior to maturity (or, in the event this debenture should be redeemed or prepaid, for a period of 30 days after the date the Company shall have mailed notice of such redemption or prepayment), at the option of the registered holder hereof, at $0.25 per share, subject to adjustment as hereinafter provided (the "Conversion Price").

     (b) The right to convert the outstanding balance under this debenture may be exercised at any time or times, in whole or in part, by delivery to the Company of a written notice of conversion specifying the number of shares to be purchased, accompanied by this debenture for cancellation or, in the case of partial conversion, appropriate notation. If this debenture is to be converted only in part, the Company shall issue to the holder a new debenture, in like form, evidencing the balance of the indebtedness hereunder.

     (c) Shares issued pursuant to this debenture shall be validly authorized, fully-paid and nonassessable. As soon as practicable after full or partial conversion of this debenture, the Company will cause to be issued in the name of and delivered to the holder of the debenture, a certificate for the number of shares to which the holder shall be entitled on such conversion. Such conversion shall be deemed to have been made on the date of delivery to the Company of the notice referred to in subparagraph (b).

4. Redemption. This debenture is subject to redemption or prepayment at any time after September 1, 2005, in whole or in part at the option of the Company on not less than 30 nor more than 60 days' notice given by the Company to the registered holder hereof, upon tender of payment at face value, with interest accrued and unpaid to the date fixed for redemption. Any partial redemption shall be applied against any interest then due then to principal.

5.   Subordination.

     (a) The indebtedness evidenced by this debenture shall be subordinate and subject to right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of Senior Indebtedness of the Company or any subsidiary, whether outstanding on the date hereof or hereafter created, and whether or not secured. "Senior Indebtedness" shall mean the principal of (and premium, if any) and unpaid interest on (i) indebtedness of the Company or with respect to which the Company is a guarantor, to banks, insurance companies or other institutions regularly engaged in the business of lending money, (ii) indebtedness of the Company for payments due on account of rent or leases of equipment, offices, or facilities rented for the Company's use, (iii) any deferrals, renewals or extensions of any such indebtedness or debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness. As used herein, the term "subsidiary" shall mean a corporation at least 50% of whose voting securities, having ordinary voting power not dependent on default, are owned directly or indirectly by the Company or by one or more of its other subsidiaries or by the Company in conjunction with one or more of its other subsidiaries.

     (b) Upon any payment or distribution of the assets of the Company upon any dissolution or winding up or total liquidation or reorganization of the Company (whether in bankruptcy, insolvency, reorganization or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or otherwise),

                  (i) all Senior Indebtedness shall first be paid in full, in cash, or provisions made for such payment, before any holder of this debenture shall be entitled to receive any payment of distributions from or by the Company on account of the principal of and premium, if any, or interest on the indebtedness evidenced by this debenture;

                  (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which any holder of this debenture would be entitled except for the provisions of this subparagraph (b) shall be paid or delivered by the Company or by any trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution, directly to the holders of Senior Indebtedness or their representative or representatives, or to such trustee or trustees under any indenture pursuant to which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment of distribution, or provision therefor, to the holders of such Senior Indebtedness; and

                  (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets to the Company of any kind or character, whether in cash, property or securities, shall be received by any holder of this debenture before all Senior Indebtedness is paid in full, or provision made for its payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to , the holders of such Senior Indebtedness or their representatives, or to the trustee or trustees under any indenture pursuant to which any amendments evidencing any of such Senior Indebtedness may have been issued ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary after giving effect to any concurrent payment or distribution, or provision therefor, toe the holders of such Senior Indebtedness.

     (c)  For  purposes  of  this  debenture,   the  words  "cash,  property  or
securities" shall be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this paragraph 5 with respect to the payment of all Senior Indebtedness which may at the time be outstanding, provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the hold of the Senior Indebtedness are not, without consent of such holders, altered by such reorganization or readjustment.

     (d) Subject to the payment in full of all Senior Indebtedness, the holder of this debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of, premium, if any, and interest on this debenture shall be paid in full, and for purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of cash, property or securities, which otherwise would be payable or distributable to the holder of this debenture, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this debenture, be deemed to be a payment by the Company to or on account of this debenture, it being understood that the provisions of this paragraph are intended solely for the purpose of defining the relative rights of the holder of this debenture, on the one hand, and the holders of Senior Indebtedness, on the other hand.

6.   Nonimpairment.

     (a) Nothing contained in paragraph 5 is intended to or shall impair, as between the Company, the Company's creditor's other than the holders of the Senior Indebtedness, and any holder of this debenture, the obligation of the Company, which is absolute and unconditional, to pay to the holder of this debenture the principal of, premium, if any, and interest on this debenture, as and when the same shall become due and payable in accordance with its terms, and which, subject to the rights under paragraph 4 of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company, or is intended to or shall affect the relative rights of the holder of this debenture and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the holder of this debenture from exercising all remedies otherwise permitted by applicable law upon occurrence of an event of default (as that term is hereinafter defined), subject to the rights, if any, under paragraph 5, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon exercise of any such remedy.

     (b) No payment on account of principal, premium, if any, or interest on this debenture shall be made by the Company unless full payment of amounts then due for principal, premium, if any, sinking fund and interest on all Senior Indebtedness has been made or duly provided for in money, and no payment on account of principal, premium, if any, or interest on this debenture shall be made by the Company if, at the time of such payment or immediately after giving effect thereto, (A) there shall exist a default in the payment of principal, premium, if any, sinking funds, or interest with respect to any Senior Indebtedness, or (B) there shall have occurred any other event of default with respect to any Senior Indebtedness as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

     (c) The Company will not incur any Senior Indebtedness except for working capital and other operating needs arising in the ordinary course of business, including the acquisition of real estate and other properties for use by the Company.

7.   Registration: Transfer.

     (a) The Company shall maintain a record of the principal amount and balance of the debenture and the owner thereof, such book to be maintained at the Company's principal executive office.

     (b) The Company may treat the registered owner as the absolute owner hereof for purposes of receiving payments of principal and/or interest due hereunder and for all other purposes.

     (c) No transfer hereof shall have been made on the record book maintained by the Company for this debenture by the registered owner or by his or its attorney duly authorized in a writing reasonably satisfactory in form to counsel for the Company.

     (d) The original holder of this debenture, named above, represents that this debenture is being purchased for investment and not with a view to distribution. Neither this debenture nor any shares issuable pursuant to this debenture have been registered under state or federal securities laws and may not be transferred unless so registered or, in the opinion of counsel reasonably satisfactorily to the Company, there are applicable exemptions from the registration requirements of such laws.

     (e) If the Company shall hereafter file a registration statement under the Securities Act of 1933 with respect to a public offering of shares of its common stock, the Company shall first notify all registered holders of this debenture and of shares of common stock issued upon conversion of this debenture, and all such persons shall have the right to include their shares of common stock in such registration statement, subject to the consent of the underwriter, which the Company will use its best efforts to obtain. Such persons shall not be required to pay any of the expenses attributable to such registration other than such incremental fees as are attributable to the shares being sold by them.

     (f) If the Company shall not have filed a registration statement within three years of the date of this debenture, then the holders of a majority of those shares of common stock which shall have been issued upon conversion of this debenture in whole or in part, shall have the right, exercisable only twice, at any time within the next five years, to request that the Company prepare and file a registration statement under the Securities Act of 1933 covering the shares into which this debenture shall have been converted, and the Company shall use its best efforts to cause such registration statement to become effective. Such persons shall pay such incremental fees as are attributable to the shares being sold by them, and shall reimburse the Company for all other costs incident to such registration, unless the Company includes shares of stock in such registration statement.

8.   Default.

     (a) Any one or more of the following shall be deemed to be a default by the
Company:

               (i) any failure to pay any interest, principal, or other payment when and as due under this debenture;

               (ii) failure to perform any term or condition of this debenture;

               (iii) assignment of any substantial part of the Company's assets for the benefit of creditors;

               (iv) the filing by the Company of an application for the appointment of a receiver, custodian or trustee for all or any substantial part of the Company's asset;

               (v) the appointment of a receiver, custodian or trustee for all or any substantial part of the Company's assets upon the application of any creditor of the Company;

               (vi) the filing of any lien, of which the Company shall have received notice, or any judgment which judgment or lien is not bonded off within ninety (90) days, against all or any substantial part of the Company's assets;

               (vii) suspension of the Company's business;

               (viii) the entry of any order or judgment restraining the Company from conducting all or any substantial part of its business; and

               (ix) amendment of the Company's Certificate of Incorporation or By-Laws in any manner which would foreclose performance by the Company of any of its obligations or the exercise of any rights of the debenture holders under this debenture.

     (b) The following shall also constitute a default by the Company:

               (i)  any  liquidation,   unless  such  liquidation  provides  for
prepayment of this debenture;

               (ii) initiation of bankruptcy proceedings by the Company; and/or

               (iii) pendency of bankruptcy proceedings against the Company for more than thirty (30) days.

     (c) Any event which would otherwise constitute a default under this debenture shall not be deemed to be a default if the registered holder of this debenture (or, if more than one registered holder, the holders of a majority of principal amount thereof) shall consent to such event or waive such default in writing, either before or after such event of default, provided that no event described in paragraph 8(a)(i) may be waived insofar as the interest of any registered holder may appear without the consent of such holder.

     (d) In the event of the occurrence of any event of default (subject to the provisions of paragraph 7(c)), the registered owner hereof may declare all obligations and debts contained herein to be immediately due and payable and collect payment in every way permitted by law; provided, however, that the Company shall have a period of thirty (30) days in which to cure and correct any event of default described in paragraph 8(a).

9. Adjustments. In case (A) the Company's outstanding shares of common stock shall be subdivided into a greater number of shares, (B) a dividend in common stock shall be paid in respect of its outstanding common stock, or (C) there shall be any other distribution on the Company's common stock payable otherwise than out of earnings, retained earnings or earned surplus, the Conversion Price per share in effect immediately prior to such subdivision shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or distribution be proportionately reduced; and, conversely, if the outstanding shares of common stock shall be combined into a smaller number of shares, the Conversion Price per share in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. If there shall be a distribution described in clause
(C) of this section 9, the Conversion Price per share in effect immediately prior to such distribution shall be reduced by an amount equal to the fair value thereof per share of common stock.

10. Financial Information. The Company will provide the holder of this debenture monthly unaudited financial information, including a trial balance sheet and statements of income and expense. In addition, it will provide said holder with the same reports and financial information as it supplies to its stockholders, and at the same time.

11. Disputes. Any dispute between or among the Parties or any of them arising out of or in any way relating to this Agreement shall be submitted to arbitration in Washington, D.C. under the auspices of the American Arbitration Association. A decision of an arbitrator or a panel of arbitrators, as the case may be, shall be legally binding on the Parties and shall not be subject to appeal to any court of law. The costs of arbitration shall be borne by the Party instigating such arbitration, if he or it shall not prevail in the principal relief sought, and by the Party or Parties against whom such arbitration is brought, if the Party instigating such arbitration shall prevail in the principal relief sought.



12. Miscellaneous.

     (a) All of the covenants, stipulations, promises and agreements contained herein shall bind the Company, its successors and assigns.

     (b) This debenture shall be governed by the laws of the Commonwealth of Virginia.

     (c) The Company will at all times reserve and keep authorized and available, solely for the purpose of issue upon exercise of the conversion and stock purchase rights herein provided, such number and kind of shares as may from time to time be issuable upon the conversion of this debenture.

     (d) On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this debenture and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this debenture, the Company will execute and deliver a new debenture of like tenor.

     (e) No holder, as such, shall be entitled by reason of this debenture to any rights as a shareholder of the Company.

     (f) This debenture shall not be valid unless executed by the person named on the face hereof.

     IN WITNESS WHEREOF, NATURAL SOLUTIONS CORPORATION has caused this debenture to be signed by its president and its corporate seal to be affixed hereto and to be attested by its secretary, all as of the 31st Day of August.

Attest:
                                    NATURAL SOLUTIONS CORPORATION


                                   By
--------------------------         ----------------------------------
Louis A. Isakoff, Secretary        Jimmy Foshee, President

[SEAL]

Natural Solutions Corporation
                                                ELECTION TO CONVERT

                                          (Void after September 1, 2005)

To:  NATURAL SOLUTIONS CORPORATION

         The undersigned holder of the debenture dated August 31, 2000, hereby irrevocably elects to convert

                                                  dollars ($            )
     --------------------------------------------           ------------

of the indebtedness represented by said debenture into fully paid and non-assessable shares of common stock of NATURAL SOLUTIONS CORPORATION, at a price of $0.25 per share, and in consideration thereof, requests that a certificate or certificates shares
                   ------------------------

be issued to him and be delivered to him at the address indicated below.

         A new option certificate representing rights to purchase any remaining shares shall be issued to the holder at the address below.

Date:                            ,
      ---------------------------


                              --------------------------------------
                                       (signature)

                              --------------------------------------
                                       (printed name)

                              --------------------------------------
                                       (address)


                        TO CONSTITUTE A VALID EXERCISE OF
                         THIS ELECTION TO CONVERT, THIS
                         ELECTION MUST BE ACCOMPANIED BY
                                 THE DEBENTURE.

DATE      AMOUNT OF      PRINCIPAL      ACCRUED        CUMULATIVE     BALANCE OF
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